Mandatorily Redeemable Preferred Units	9 Months Ended
Sep. 30, 2024
Mandatorily Redeemable Preferred Units [Abstract]
Mandatorily Redeemable Preferred Units
Note 12 — Mandatorily Redeemable Preferred Units
In connection with the Orange 142 acquisition, DDH LLC issued 7,076 non-voting Class B Preferred Units at a purchase price of $7.1 million, and a fair value of $6.5 million. Class B Preferred Units were mandatorily redeemable for $7.1 million on September 30, 2024, with 7% preferred annual returns paid on a quarterly basis. Due to the mandatory redemption feature, the Class B Preferred Units were classified as a liability rather than as a component of equity, with the preferred annual returns being accrued and recorded as interest expense.
In February 2022, DDH LLC redeemed the Class B Preferred Units and recognized a loss on the redemption of $0.6 million in connection with the write-off of the fair value associated with the units. The Company recorded interest expense relating to the Class B Preferred Units of less than $0.1 million for the year ended December 31, 2022.